                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported)   Sept. 26, 1995
                                                        ------------------


                               OHM CORPORATION
   ------------------------------------------------------------------------
            (Exact name of registrant as specified in its Charter)


       Ohio                         1-9654                     34-1503050
  ----------------           -----------------------       ------------------
  (State or other            (Commission file number)        (IRS employer
  jurisdiction of                                          identification no.)
  incorporation)


    16406 U.S. Route East, Findlay, Ohio                        45840
  ----------------------------------------                 -----------------
  (Address of principal executive offices)                    (Zip Code)


  Registrant's telephone number, including area code (419) 423-3526

  -------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5. Other Events.
        -------------
        On September 26, 1995 OHM Corporation issued the news release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Exhibits.
        ---------
        Exhibit 99.     News Release dated September 26, 1995.

                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        OHM CORPORATION



                                        By:
                                        /s/ RANDALL M. WALTERS
                                        -------------------------------
                                        Randall M. Walters, Vice
                                        President,
                                        General Counsel and Secretary

Dated:  October 5, 1995

                                      3